Exhibit 10.4

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING ANY SUCH SECURITIES TO BE TRANSFERRED IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER ANY APPLICABLE STATE SECURITIES LAWS AND, IF THE COMPANY REQUESTS, AN OPINION SATISFACTORY TO THE COMPANY TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THIS WARRANT. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT (OR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THIS WARRANT.

WARRANT

To Subscribe for and Purchase Common Stock of

THE FEMALE HEALTH COMPANY

October 31, 2016

This warrant (this “Warrant”) is issued, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to Torreya Capital, a division of Financial West Investment Group (the “Holder”), by The Female Health Company, a Wisconsin corporation (the “Company”).

1. Definitions. As used herein, the following terms shall have the following respective meanings:

(a) “Beneficial Ownership” (including any variant thereof) shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(b) “Common Stock” means the Company’s common stock, par value $0.01 per share.

(c) “Exercise Period” means the time period commencing on the date of this Warrant and ending at 5:00 p.m., Central Time, on the five year anniversary of the date of this Warrant.

(d) “Exercise Price” means $1.93 per Share, subject to adjustment pursuant to Section 6 hereof.

(e) “Fair Market Value” means, with respect to the Common Stock, (i) if the Common Stock is publicly traded and it has daily quotations readily available from an exchange, quotation system, bulletin board service or other similar source, the closing sales price for the Common Stock (or the closing bid, if no sales were reported) on the trading day preceding the date that the Holder exercises this Warrant or such other date as of which Fair Market Value is to be determined hereunder; or (ii) if the Common Stock is not publicly traded, the fair market value of the Common Stock determined in good faith by the Board of Directors of the Company as of the date which is within 30 days of the date that the Holder exercises this Warrant or such other date as of which Fair Market Value is to be determined hereunder.

(f) “Lock-Up Period” means the period commencing on the date of this Warrant and ending on the earlier of (i) the eighteen month anniversary of the date of this Warrant or (ii) the date on which the Company consummates a liquidation, merger, share exchange or other similar transaction following the date of this Warrant with an unaffiliated third party that results in all of the Company’s stockholders having the right to exchange their equity holdings in the Company for cash, securities or other property (excluding, for the avoidance of doubt, a merger or similar transaction that results in the reincorporation of the Company in Delaware or any other jurisdiction).

(g) “Lock-Up Securities” means 50% of the total number of Shares as to which this Warrant is exercisable (including, to the extent this Warrant is exercised, the Shares issued upon exercise). In the event of any change in the number of issued and outstanding shares of Common Stock by reason of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into shares of Common Stock), combination, reorganization, recapitalization or other like change, conversion or exchange of shares or any other change in the corporate or capital structure of the Company, the term “Shares” in this definition shall be deemed to refer to and include the Shares described in the first sentence of this paragraph, as well as such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

(h) “Shares” means 2,585,379 shares of Common Stock, subject to adjustment pursuant to Section 6 hereof.

(i) “Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, gift, placement in trust or other disposition of such security or any right, title or interest therein (including any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise) or Beneficial Ownership thereof, the offer to make such a sale, transfer or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the forgoing. “Transferor,” “Transferee” and “Transferred” each have correlative meanings.

2. Exercise of Warrant. Subject to the terms and conditions hereinafter set forth, the Holder shall be entitled during the Exercise Period to exercise this Warrant in whole or in part. Such exercise shall be effected by:

(a) the surrender of this Warrant, together with the subscription form in the form attached hereto executed by the Holder, to the Secretary of the Company at its principal office (or at such other place as the Company shall notify the Holder hereof in writing), which may be by facsimile or e-mail of a PDF document (with confirmation of transmission); and

(b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased, payable at the option of the Holder, (i) in cash by payment in United States dollars by wire transfer to the Company or by check to the order of the Company or (ii) by net exercise pursuant to Section 3 below).

3. Net Exercise. Notwithstanding any provisions herein to the contrary, if the Fair Market Value of the Common Stock is greater than the Exercise Price (as the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to exercise this Warrant through a net exercise as provided in this Section. In such event, the Holder shall receive shares equal to the net value (as determined below) of the Shares subject to this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company, together with the subscription form in the form attached hereto executed by the Holder (as provided in Section 2 above), and the Company shall issue to the Holder a number of Shares computed using the following formula:

	X	=	Y (A-B) A

Where	X	=	the number of Shares to be issued to the Holder

	Y	=	the number of Shares then purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

	A	=	the Fair Market Value of the Common Stock (at the date of such calculation)

	B	=	Exercise Price (as adjusted to the date of such calculation)

Upon any such exercise, if a balance of purchasable shares remains after such exercise, the Company shall execute and deliver to the Holder hereof a new Warrant for such balance of shares. No fractional shares arising out of the above formula for determining the number of shares issuable in such exchange shall be issued, and the Company shall in lieu thereof make payment to the Holder hereof of cash in the amount of such fraction multiplied by the Fair Market Value of Common Stock. Any tax liability related to such transaction shall be paid by the Holder.

4. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of shares so purchased shall be issued as soon as practicable thereafter, and in any event within five trading days of the delivery of the subscription form and payment of the Exercise Price or such longer period as it may take Company’s transfer agent to deliver such certificates as long as the Company uses reasonable efforts to cause the Company’s transfer agent to deliver such certificates as soon as practicable.

5. Reservation of Shares. The Company covenants that it will reserve and keep available such number of authorized shares of its Common Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of shares specified herein. The Company further covenants that the shares of Common Stock, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

6. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Combinations. If the Company shall at any time during the Exercise Period combine (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately decreased. Appropriate adjustments shall also be made to the Exercise Price payable per Share, but the aggregate Exercise Price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the combination becomes effective.

(b) Subdivisions, Stock Dividends and Distributions. If the Company shall at any time during the Exercise Period (i) pay a dividend or make any other distribution with respect to Common Stock payable in shares of Common Stock, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased. Appropriate adjustments shall also be made to the Exercise Price payable per Share, but the aggregate Exercise Price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6(b) shall become effective at the close of business on the date the dividend, distribution or subdivision becomes effective.

(c) Reclassification, Reorganization, Merger and Consolidation. In case of any reclassification, reorganization, merger, consolidation or other change in the Common Stock of the Company (other than as provided for in Sections 6(a) and (b) above), then, as a condition of such reclassification, reorganization, merger, consolidation or other change, lawful provision shall be made, and duly executed documents evidencing the same from the

Company or its successor shall be delivered to the Holder of this Warrant, so that such Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total Exercise Price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock or other securities or property receivable in connection with such reclassification, reorganization, merger, consolidation or other change by a holder of the same number of Shares as were purchasable by the Holder of this Warrant immediately prior to such reclassification, reorganization, merger, consolidation or other change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities or property deliverable upon exercise hereof, and appropriate adjustments shall be made to Exercise Price payable hereunder, provided the aggregate Exercise Price shall remain the same.

(d) Notice of Adjustment. When any adjustment is required to be made to the number or kind of Shares or other securities or property purchasable upon exercise of the Warrant, or to the Exercise Price, the Company shall promptly notify the Holder of such event, of the number of Shares or other securities or property thereafter purchasable upon exercise of the Warrant and of the Exercise Price.

7. Notices of Record Date. In case:

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution or to receive any other right;

(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any sale or conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Common Stock are to receive stock, securities or property of another corporation; or

(c) of any voluntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up, is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least ten days prior to the date therein specified.

8. No Fractional Shares. No fractional Shares shall be issued upon the exercise of this Warrant, and the Company shall in lieu thereof make payment to the Holder hereof of cash in the amount of such fraction multiplied by the Fair Market Value of the Common Stock on the date of exercise of this Warrant.

9. No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the shares of Common Stock issuable upon exercise of the Warrant, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and except as expressly provided herein such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

10. Exchange of Warrant. Subject to any restriction upon transfer set forth in this Warrant, this Warrant may be exchanged for another Warrant or Warrants of like tenor and representing in the aggregate the right to purchase a like number of Shares. Any Holder desiring to exchange this Warrant shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, this Warrant to be so exchanged.

11. Mutilated or Missing Warrant. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity or bond, if requested, also reasonably satisfactory to the Company. An applicant for such substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

12. Payment of Taxes. The Company will pay all taxes (other than any income taxes or other similar taxes, which shall be the responsibility of the Holder), if any, attributable to the initial issuance of this Warrant and the issuance of Shares (or any other securities or property) upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any Transfer of this Warrant or any Shares (or other securities or property) issued upon the exercise of this Warrant.

13. Transfer of Warrant; Compliance with the Securities Act.

(a) This Warrant shall be Transferable on the books of the Company only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified shall be deposited with the Company. In case of Transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of Transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. Notwithstanding the foregoing, the Company shall have no obligation to cause this Warrant to be Transferred on its books to any person, unless the requirements for Transfer set forth in Section 13(b) have been met or to the extent such Transfer is prohibited by Section 14.

(b) The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities laws. Any Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING ANY SUCH SECURITIES TO BE TRANSFERRED IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER ANY APPLICABLE STATE SECURITIES LAWS AND, IF THE COMPANY REQUESTS, AN OPINION SATISFACTORY TO THE COMPANY TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

(c) In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:

(i) The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Shares, except pursuant to sales registered or exempted under the Securities Act.

(ii) The Holder understands and acknowledges that this Warrant and the Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(iii) The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

14. Lock-Up Agreement.

(a) During the Lock-Up Period, the Holder agrees not to, without the Company’s prior written consent (which may be given or withheld in its sole discretion), (i) Transfer, directly or indirectly, any of the Lock-Up Securities, (ii) make or cause to be made any offer, sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant to Transfer, directly or indirectly, any of the Lock-Up Securities, or (iii) enter into any swap or other arrangement that Transfers all or a portion of the economic consequences associated with the ownership of any of the Lock-Up Securities (regardless of whether any of the transactions described in clause (ii) or (iii) is to be settled by the delivery of Lock-Up Securities, in cash or otherwise) (any of the foregoing described in clauses (i), (ii) or (iii), a “Prohibited Transfer”).

(b) If any Prohibited Transfer is made or attempted contrary to the provisions of this Section, such purported Prohibited Transfer shall be null and void ab initio, and the Company shall refuse to recognize any such purported Transferee of any of the Lock-Up Securities as one of its equity holders for any purpose. The Holder expressly authorizes the Company to cause its transfer agent to decline to transfer or to note stop transfer restrictions on the transfer books and records of the Company with respect to any Lock-Up Securities in accordance with the terms of this Agreement.

(c) During the Lock-Up Period, each certificate evidencing any Lock-Up Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE WARRANT DATED OCTOBER 31, 2016 ISSUED BY THE FEMALE HEALTH COMPANY (THE “COMPANY”) TO THE HOLDER THEREOF. A COPY OF SUCH WARRANT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

15. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

16. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this section shall be binding upon each holder of any Shares purchased under this Warrant at the time outstanding, each future holder of all such Shares, and the Company.

17. Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to the possible application of principles of conflict of laws.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of the date first written above.

THE FEMALE HEALTH COMPANY

By:	/s/ O.B. Parrish
Name:	O.B. Parrish
Title:	Chief Executive Officer

[Signature Page to Warrant]

FORM OF ASSIGNMENT

(To Be Signed Only Upon Assignment)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                          this Warrant, and appoints                                          to transfer this Warrant on the books of The Female Health Company with the full power of substitution in the premises.

Dated:

In the presence of:

(Signature must conform in all respects to

the name of the holder as specified on the

face of this Warrant without alteration,

enlargement or any change whatsoever, and

the signature must be guaranteed in the

usual manner.)

SUBSCRIPTION FORM

To be Executed by the Holder of this Warrant if such Holder

Desires to Exercise this Warrant in Whole or in Part:

To:	THE FEMALE HEALTH COMPANY (the “Company”)

☐ The undersigned hereby elects to exercise the attached Warrant and purchase                  shares of the Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any; OR

☐ The undersigned hereby elects to exercise the attached Warrant as to                  shares of the Common stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 3 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding the undersigned’s investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must beheld indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the time period prescribed by Rule 144, that among the conditions for use of Rule 144 is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel reasonably satisfactory to the Company, stating that such registration is not required; and (vii) the undersigned understands that any transfer of the aforesaid shares of Common Stock are subject to the restrictions on transfer of the Common Stock set forth in the attached Warrant.

The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:

Address:

Deliver to:

Address:

Dated:	Signature

Note: The signature on this Subscription Form must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

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